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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No. 333-66807

                        E*TRADE Premier Money Market Fund

             Supplement dated August 22, 2003 to the Prospectus and
                       Statement of Additional Information
                                dated May 1, 2003

     In connection with meetings of the Board of Trustees of E*TRADE Funds ("Trust") held on July 14, 2003 and August 19, 2003, the Board approved the reorganization of E*TRADE Premier Money Market Fund ("Premier Money Market Fund") with and into E*TRADE Money Market Fund ("Money Market Fund") as a new class of the Money Market Fund to be called the "Premier Class" ("Reorganization") to be effected on or about November 7, 2003 ("Reorganization Date"). The Reorganization was proposed because of the relatively small asset size of the Premier Money Market Fund as well as to eliminate operational inefficiencies and shareholder confusion that may result from the Trust having two money market funds with the same investment objectives and strategies and substantially similar investment restrictions.

     The Board carefully considered the Reorganization and determined it to be in the best interest of each Fund and its shareholders. In making its determination, the Board noted that: (i) the shareholders of the Premier Money Market Fund will not bear the costs of the Reorganization; (ii) the expenses and fees of and the services provided to the Premier Class of the Money Market Fund will not differ from the expenses of and services provided to the Premier Money Market Fund; (iii) both Funds have the same investment objectives and investment strategies and substantially the same investment restrictions; (iv) both Funds are managed by the same investment adviser, E*TRADE Asset Management, Inc. ("ETAM"), under investment advisory contracts that do not materially differ from one another; (v) both Funds have the same Board of Trustees, which will not change as a result of the Reorganization; (vi) because each Fund is a money market fund having a net asset value of $1 per share, the interests of existing shareholders will not be diluted; and (vii) there will be no direct or indirect income tax consequences as a result of the Reorganization.

     On the Reorganization Date, each shareholder of the Premier Money Market Fund will receive shares of the new Premier Class of the Money Market Fund having an aggregate value equal to the aggregate value of the shares of the Premier Money Market Fund held by that shareholder as of the closing date of the Reorganization (i.e., following the Reorganization, each shareholder of the Premier Money Market Fund will receive the same number of shares of the Money Market Fund as that shareholder holds at the time of the Reorganization in the Premier Money Market Fund).

     Following the Reorganization, ETAM will serve as the investment adviser, administrator and shareholder servicing agent for the Premier Class of the E*TRADE Money Market Fund. As with the E*TRADE Premier Money Market Fund, ETAM has

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contractually agreed to waive or limit its fees, and assume other expenses through August 31, 2004, so that the total operating expenses of the new Premier Class of shares of the E*TRADE Money Market Fund are limited to 0.45% of the average daily net assets of the Premier Class. As a result, no changes in fees or expenses are expected to result from the Reorganization. The Expense Limitation Agreement may continue from year to year thereafter.